                         MORGAN STANLEY DEAN WITTER
                         COMPETITIVE EDGE FUND
                         "BEST IDEAS" PORTFOLIO
                         PROSPECTUS--JULY 30, 1998

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MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE FUND (THE "FUND") IS AN OPEN-END,
DIVERSIFIED MANAGEMENT INVESTMENT COMPANY CURRENTLY CONSISTING OF TWO SEPARATE
PORTFOLIOS: THE "BEST IDEAS" PORTFOLIO AND THE COMPETITIVE EDGE PORTFOLIO. THE PORTFOLIO COVERED IN THIS PROSPECTUS, THE "BEST IDEAS" PORTFOLIO (THE " 'BEST IDEAS' PORTFOLIO" OR THE "PORTFOLIO"), HAS AN INVESTMENT OBJECTIVE OF LONG-TERM CAPITAL GROWTH AND INVESTS PRIMARILY IN THE COMMON STOCKS OF U.S. AND NON-U.S. COMPANIES INCLUDED IN THE "BEST IDEAS" SUBGROUP OF "GLOBAL INVESTING: THE COMPETITIVE EDGE," A RESEARCH COMPILATION ASSEMBLED AND MAINTAINED BY MORGAN STANLEY DEAN WITTER EQUITY RESEARCH ("MSDW EQUITY RESEARCH"). SEE "INVESTMENT OBJECTIVE AND POLICIES."

The "Best Ideas" Portfolio offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Portfolio Shares--Alternative Purchase Arrangements.")

This Prospectus sets forth concisely the information you should know before investing in the "Best Ideas" Portfolio of the Fund. It should be read and retained for future reference. Additional information about the "Best Ideas" Portfolio of the Fund is contained in the Statement of Additional Information, dated July 30, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary................................       2

Summary of Fund Expenses..........................       4

Financial Highlights..............................       5

The Fund and its Management.......................       6

Investment Objective and Policies.................       6

  Risk Considerations and Investment
     Practices....................................       8

Investment Restrictions...........................      12

Purchase of Portfolio Shares......................      12

Shareholder Services..............................      20

Redemptions and Repurchases.......................      22

Dividends, Distributions and Taxes................      23

Performance Information...........................      24

Additional Information............................      24

Financial Statements--May 31, 1998................      26

Report of Independent Accountants.................      36

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

MORGAN STANLEY DEAN WITTER
COMPETITIVE EDGE FUND
"BEST IDEAS" PORTFOLIO
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 or (800) 869-NEWS (toll-free)

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  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

             MORGAN STANLEY DEAN WITTER DISTRIBUTORS INC., DISTRIBUTOR

PROSPECTUS SUMMARY
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
THE FUND        The Fund is an open-end, diversified management investment company currently consisting of two separate portfolios. The portfolio covered by this Prospectus, the "Best Ideas"
                Portfolio (the " 'Best Ideas' Portfolio" or the "Portfolio"), invests primarily in the common stocks of U.S. and non-U.S. companies included in the "Best Ideas" subgroup of
                "Global Investing: The Competitive Edge," a research compilation assembled and maintained by Morgan Stanley Dean Witter Equity Research ("MSDW Equity Research").
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SHARES OFFERED  Shares of beneficial interest with $0.01 par value of the "Best Ideas" Portfolio (see page 24). The Portfolio offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 12-19).
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MINIMUM         The minimum initial investment for each Class is $1,000 ($100 if the account is opened
PURCHASE        through EasyInvest-SM-). Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Portfolio, an investor's existing holdings of Class A shares and shares of funds for which Morgan Stanley Dean Witter Advisors Inc. serves as investment manager ("Morgan Stanley Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Portfolio and other
                Morgan Stanley Dean Witter Funds that are multiple class funds will be aggregated. The minimum subsequent investment is $100 (see page 12).
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INVESTMENT      The investment objective of the "Best Ideas" Portfolio is long-term capital growth (see
OBJECTIVE       page 6).
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INVESTMENT      Morgan Stanley Dean Witter Advisors Inc., the Investment Manager of the Fund, and its
MANAGER         wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with assets of approximately $115.2 billion at
                June 30, 1998.
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MANAGEMENT FEE  The Investment Manager receives a monthly fee at the annual rates of 0.65% of the
                Portfolio's average daily net assets not exceeding $1.5 billion and 0.625% of the
                Portfolio's average daily net assets exceeding $1.5 billion. The fee should not be compared with fees paid by other investment companies without also considering applicable sales loads and distribution fees, including those noted below (see page 6).
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DISTRIBUTOR     Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") is the Fund's
AND             Underwriter and Distributor. The Fund has adopted a distribution plan pursuant to Rule
DISTRIBUTION    12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the
FEE             distribution fees paid by the Class A, Class B and Class C shares of the Portfolio to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the
                National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 12 and
                19).
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ALTERNATIVE     Four Classes of shares of the "Best Ideas" Portfolio are offered:
PURCHASE
ARRANGEMENTS    - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund, on behalf of the
                Portfolio, is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Portfolio's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of up to 0.25% of average daily net assets of the Class of the Portfolio (see pages 12, 15 and 19).

                - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Portfolio falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of
                1.0% of the average daily net assets of Class B of the Portfolio. Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 12, 17 and 19).

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2
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
                - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund, on behalf of the Portfolio, is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Portfolio's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of up to 1.0% of average daily net assets of the Class of the Portfolio (see pages 12, 18 and 19).

                - Class D shares are offered only to investors meeting an initial investment minimum of
                $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or
                CDSC and are not subject to any 12b-1 fee (see pages 12, 18 and 19).
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DIVIDENDS AND   Dividends from net investment income and distributions from net capital gains, if any,
CAPITAL GAINS   are paid at least once per year. The Portfolio may, however, determine to retain all or
DISTRIBUTIONS   part of any net long-term capital gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 20 and 23).
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REDEMPTION      Shares of the Portfolio are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 22).
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RISK            An investment in the "Best Ideas" Portfolio should be considered a long-term holding and
CONSIDERATIONS  subject to all the risks associated with investing in a relatively small universe of equity securities of companies in domestic and foreign markets. The net asset value of the Portfolio's shares will fluctuate with changes in the market value of its portfolio securities, and therefore, will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. There can be no assurance that the securities contained in the Competitive Edge "Best Ideas" List, which currently consists of only 40 companies, will perform as anticipated. Past performance of securities and issuers included in the Competitive Edge "Best Ideas" List cannot be used to predict future results of the Portfolio, which is actively managed by the Investment
                Manager and the results of which are expected to vary from the performance of the
                Competitive Edge "Best Ideas" List. It should be recognized that foreign securities and markets in which the Portfolio may invest pose different and greater risks than those customarily associated with domestic securities and their markets such as fluctuations in foreign currency exchange rates (i.e., if a substantial portion of the Portfolio's assets is denominated in foreign currencies which decrease in value with respect to the
                U.S. dollar, the value of the investor's shares and the distributions made on those shares will, likewise, decrease in value), foreign securities exchange controls and foreign tax rates. The Portfolio may enter into repurchase agreements which entail certain risks and may utilize certain investment techniques including options and futures transactions and forward foreign currency exchange transactions which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not utilize such instruments (see pages
                8-12).

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  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
              ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF
                            ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
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The following table illustrates all expenses and fees that a shareholder of the
Portfolio will incur. The expenses and fees set forth in the table are based on the fees and expenses for the fiscal period ended May 31, 1998 of the Portfolio.

                                                                                   CLASS A    CLASS B    CLASS C    CLASS D
                                                                                  ---------   -------   ---------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...   5.25%(1)      None        None      None
Sales Charge Imposed on Dividend Reinvestments..................................       None      None        None      None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
 price or redemption proceeds)..................................................    None(2)   5.00%(3)   1.00%(4)      None
Redemption Fees.................................................................       None      None        None      None
Exchange Fee....................................................................       None      None        None      None
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees* (5)............................................................      0.65%     0.65%       0.65%     0.65%
12b-1 Fees (6) (7)..............................................................      0.25%     1.00%       1.00%      None
Other Expenses* (5).............................................................      0.23%     0.23%       0.23%     0.23%
Total Fund Operating Expenses* (8)..............................................      1.13%     1.88%       1.88%     0.88%

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*  THE INVESTMENT MANAGER AGREED TO ASSUME ALL OPERATING EXPENSES (EXCEPT FOR
   BROKERAGE AND 12b-1 FEES) AND TO WAIVE THE COMPENSATION PROVIDED FOR IN ITS MANAGEMENT AGREEMENT FOR THE PORTFOLIO UNTIL SUCH TIME AS THE PORTFOLIO HAS ATTAINED $50 MILLION IN NET ASSETS OR UNTIL SIX MONTHS FROM COMMENCEMENT OF THE PORTFOLIO'S OPERATIONS, WHICHEVER OCCURS FIRST. THE PORTFOLIO ATTAINED $50 MILLION IN NET ASSETS ON FEBRUARY 25, 1998. THE FEES AND EXPENSES DISCLOSED ABOVE DO NOT REFLECT THE ASSUMPTION OF ANY EXPENSES OR THE WAIVER OF ANY COMPENSATION BY THE INVESTMENT MANAGER.
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF PORTFOLIO SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF PORTFOLIO SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.
(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF PORTFOLIO SHARES--LEVEL LOAD ALTERNATIVE--CLASS C SHARES").
(5) MANAGEMENT FEES AND OTHER EXPENSES ARE BASED ON THE FUND'S ACTUAL AGGREGATE EXPENSES.
(6) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C OF THE PORTFOLIO EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE PORTFOLIO OF THE FUND'S SHARES (SEE "PURCHASE OF PORTFOLIO SHARES--PLAN OF DISTRIBUTION").
(7) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF PORTFOLIO SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").
(8) "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO EACH CLASS, ARE ESTIMATES BASED UPON THE SUM OF MANAGEMENT AND 12b-1 FEES, AND ESTIMATED "OTHER EXPENSES."

EXAMPLES                                            1 YEAR   3 YEARS
                                                    ------   -------
You would pay the following expenses on a $1,000
 investment in the Portfolios assuming (1) a 5%
 annual return and (2) redemption at the end of
 each time period:
    Class A.......................................   $63       $87
    Class B.......................................   $69       $89
    Class C.......................................   $29       $59
    Class D.......................................   $ 9       $28
You would pay the following expenses on the same
 $1,000 investment in the Portfolios assuming no
 redemption at the end of the period:
    Class A.......................................   $63       $87
    Class B.......................................   $19       $59
    Class C.......................................   $19       $59
    Class D.......................................   $ 9       $28

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE PORTFOLIO MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Portfolio will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Portfolio Shares--Plan of Distribution" and "Redemptions and Repurchases."

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

4
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FINANCIAL HIGHLIGHTS
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The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants, which are contained in this Prospectus commencing on page 26.

                                                      FOR THE PERIOD FEBRUARY 25, 1998* THROUGH MAY 31, 1998++
                                                    -------------------------------------------------------------
                                                    CLASS A     CLASS B
                                                     SHARES      SHARES      CLASS C SHARES       CLASS D SHARES
                                                    --------    --------        --------             --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $  10.00    $  10.00        $      10.00         $      10.00
                                                    --------    --------              ------               ------
  Net investment income...........................      0.05        0.03                0.03                 0.08
  Net realized and unrealized gain................      0.32        0.32                0.32                 0.30
                                                    --------    --------              ------               ------
  Total from investment operations................      0.37        0.35                0.35                 0.38
                                                    --------    --------              ------               ------
  Net asset value, end of period..................  $  10.37    $  10.35        $      10.35         $      10.38
                                                    --------    --------              ------               ------
                                                    --------    --------              ------               ------
TOTAL INVESTMENT RETURN+(1).......................      3.70%       3.50%              %3.50                %3.80
  Ratios to Average Net Assets (2):
    Expenses......................................      1.13%       1.88%              %1.88                %0.92
    Net investment income.........................      1.66%       0.92%              %0.91                %2.94

SUPPLEMENTAL DATA:
  Net assets, end of period, in millions..........      $118      $1,711                $176                   $5
  Portfolio turnover rate (1).....................        19%         19%              %  19                %  19
  Average commission rate paid....................   $0.0287     $0.0287             $0.0287              $0.0287

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 * COMMENCEMENT OF OPERATIONS.

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING.

 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
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Morgan Stanley Dean Witter Competitive Edge Fund (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on October 16, 1997.

    Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.

    MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $110.8 billion as of June 30, 1998. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $4.4 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, which includes the allocation of the "Best Ideas" Portfolio's assets principally among the securities on the Competitive Edge "Best Ideas" List (as defined below). MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services for the Fund.

    The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the "Best Ideas" Portfolio and for expenses of the Portfolio incurred by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Portfolio's net assets:
0.65% of the portion of daily net assets, not exceeding $1.5 billion and 0.625% of the portion of the daily net assets exceeding $1.5 billion. The Portfolio's expenses include: the fee of the Investment Manager, the fee pursuant to the Plan of Distribution (see "Purchase of Portfolio Shares"); taxes; transfer agent, auditing and custodian fees; certain legal fees; and printing and other expenses relating to the Portfolio's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund currently consists of two separate portfolios, each of which is operated as an open-end, diversified management investment company. The investment objective of the portfolio contained in this Prospectus, the "Best Ideas" Portfolio (the " 'Best Ideas' Portfolio" or the "Portfolio"), is long-term capital growth. The objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval. There is no assurance that the objective of the Portfolio will be achieved.

    The "Best Ideas" Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the common stock (including depository receipts, such as ADRs or EDRs) of U.S. and non-U.S. companies included in the "Best Ideas" subgroup of "Global Investing:
The Competitive Edge," a research compilation assembled and maintained by Morgan Stanley Dean Witter Equity Research ("MSDW Equity Research") and such Supplemental Securities (as defined below) chosen by the Investment Manager.

MSDW EQUITY RESEARCH. MSDW Equity Research is recognized as a world leader in global financial research and provides comprehensive research and in-depth knowledge about general markets and specific companies from around the world. It believes that companies with a sustainable competitive edge in the operations of their businesses are worth more than their weaker competitors. Through its on-going research and analysis, MSDW Equity Research has developed and undertaken a comprehensive study which it calls "Global Investing: The Competitive Edge" which represents the list of those companies.

    Specifically, MSDW Equity Research group's research analysts and strategists presently evaluate approximately 2,000 companies in 21 industry sectors worldwide (the "MSDW Covered Securities"). An initial comprehensive review was conducted in October 1996 and identified 238 companies from the MSDW Covered Securities (then nearly 1,650) as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge List"). The criteria used to select companies that have a global competitive advantage vary according to industry sector. The Competitive Edge List is currently updated annually. From the Competitive Edge List, MSDW Equity

Research then assembled a subgroup of 40 companies which it considered at that time to be the most attractive investment opportunities of the companies identified as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge 'Best Ideas' List"). MSDW Equity Research's Competitive Edge List and Competitive Edge "Best Ideas" List are not compiled with any particular client or product in mind and are not, and will not be, compiled with the Fund in mind. When selecting the companies for its Competitive Edge "Best Ideas" List, MSDW Equity Research does not take into account country or currency risk, and country or industry sector diversification concerns. MSDW publishes other lists of recommended securities that could be appropriate for Portfolio investors but which will not be used by the Investment Manager for choosing securities for the Portfolio. MSDW could at any time cease publishing the Competitive Edge List and the Competitive Edge "Best Ideas" List. In that event the Board of Trustees will make a determination of how to proceed in the best interests of shareholders of the Portfolio consistent with the Portfolio's investment objective. A list of the companies contained on the Competitive Edge "Best Ideas" List as of July 16, 1998 is set forth in the Statement of Additional Information. The Competitive Edge "Best Ideas" List is currently updated by MSDW Equity Research quarterly.

    In accordance with the Portfolio's investment restrictions described below, the Portfolio will not invest 25% or more of the value of its total assets in any one industry. In addition, as the Portfolio principally invests in the securities of companies on the Competitive Edge "Best Ideas" List, which currently consists of only 40 companies, the Portfolio will invest in a relatively small universe of securities. Accordingly, the Portfolio may be highly invested in any one industry or country. It is the intention of the Investment Manager that at least 1% and not more than 5% of the Portfolio's net assets will be invested in each company on the Competitive Edge "Best Ideas" List, determined at the time of investment and subject to the specific investment policies and restrictions described below. However, the Investment Manager may eliminate or reduce its investment in any company on the Competitive Edge "Best Ideas" List below 1% of the Portfolio's net assets, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) in the view of the Investment Manager, there is a material adverse development with respect to a company, including but not limited to the downgrading of the company's rating by MSDW Equity Research;
(c) concerns that, in view of the price of the company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Portfolio, retaining shares of that company or making additional purchases would be inadvisable because of liquidity concerns; or (d) the diversification and other requirements that apply to registered investment companies. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and may increase the Portfolio's holdings in such company's shares when and if those conditions cease to exist. The Portfolio will purchase any security which is added to the Competitive Edge "Best Ideas" List, and will sell a security which is eliminated from the Competitive Edge "Best Ideas" List and any related Supplemental Security (as defined below), as soon as practicable after the Competitive Edge "Best Ideas" List has been updated by MSDW Equity Research, unless the Investment Manager decides to hold such security as a Supplemental Security. Accordingly, securities may be purchased and sold by the Portfolio when such purchases and sales would not be made under traditional investment criteria. The Investment Manager will not have access to the Competitive Edge "Best Ideas" List prior to its quarterly update by MSDW Equity Research.

    While the Portfolio intends to invest in securities on the Competitive Edge "Best Ideas" List, the Portfolio may purchase one or more supplemental securities ("Supplemental Securities") that are not included on the Competitive Edge "Best Ideas" List but are on the Competitive Edge List or, in the event no suitable securities are on the Competitive Edge List, such other securities deemed suitable by the Investment Manager. Supplemental Securities will generally be selected by the Investment Manager from the same or similar industry sector as the security which they are supplementing or replacing. Accordingly, the Portfolio's holdings may not be limited to those on the Competitive Edge "Best Ideas" List. While there is no limit on the total number of Supplemental Securities that the Portfolio may hold, Supplemental Securities and all other securities that are not on the Competitive Edge "Best Ideas" List generally will not exceed 35% of the Portfolio's total assets. In addition, each security on the Competitive Edge "Best Ideas" List which is supplemented or replaced, together with its corresponding Supplemental Securities, will have a combined weighting of no more than 5% of the Portfolio's net assets, determined at the time of investment.

    The Portfolio may invest up to 20% of its net assets in money market instruments or cash. The money market instruments in which the Portfolio may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds (including zero coupon securities)) American bank obligations; Eurodollar certificates of deposit; obligations of American savings institutions; fully insured certificates of deposit; and commercial paper of American issuers rated within the two highest grades by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

    There may be periods during which market conditions warrant reduction of some or all of the Portfolio's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which up to 100% of the

Portfolio's net assets are invested in cash or money market instruments.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

The net asset value of the Portfolio's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Portfolio's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. A general description and the risks involved of the various investment practices and techniques which the Portfolio may engage in is set forth below. A more detailed discussion can be found in this Fund's Statement of Additional Information.

COMPETITIVE EDGE "BEST IDEAS" SELECTION. The net asset value of the Portfolio will fluctuate depending upon, among other things, the performance of the securities included on the Competitive Edge "Best Ideas" List, which currently consists of 40 companies and which is only updated quarterly. The Portfolio is subject to all the risks associated with investing in a small universe of securities. There can be no assurance that the securities contained in the Competitive Edge "Best Ideas" List will perform as anticipated. The selection of companies on the Competitive Edge "Best Ideas" List is a subjective determination by MSDW Equity Research. Past performance of the securities and issuers included in the Competitive Edge "Best Ideas" List cannot be used to predict future results of the Portfolio, which is actively managed by the Investment Manager and the results of which are expected to vary from the performance of the Competitive Edge "Best Ideas" List.

POTENTIAL INVESTMENT RESTRICTIONS. The activities of an affiliate of the Investment Manager, including but not limited to Dean Witter Reynolds Inc. or Morgan Stanley & Co. Incorporated ("Morgan Stanley"), may from time to time limit the Portfolio's ability to purchase or sell securities on the Competitive Edge "Best Ideas" List. For instance, when Dean Witter Reynolds Inc. or Morgan Stanley or one of their affiliates is engaged in an underwriting or other distribution of stock of an issuer, the Investment Manager may be prohibited from purchasing the stock of that issuer for the Portfolio. In addition, the Competitive Edge "Best Ideas" List is available to other clients of MSDW and its affiliates, including the Investment Manager, as well as the Portfolio. The lists are also subject to restrictions related to MSDW's other businesses and particular securities may or may not be on the lists due to other business concerns of, or legal restrictions applicable to, MSDW.

MSDW BUSINESSES. As a diversified financial services firm, with three primary businesses--securities, asset management and credit services, MSDW provides a wide range of financial services to issuers of securities and investors in securities. MSDW and others associated with it may create markets or specialize in, have positions in and affect transactions in securities of companies included on its research lists and may also perform or seek to perform investment banking services for those companies. Within the last three years MSDW may have managed or co-managed public security offerings for companies included on their research lists, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included on their research lists.

FOREIGN SECURITIES. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between different currencies will affect the value of the Portfolio's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and thereby impact upon the Portfolio's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The Portfolio will incur costs in connection with conversations between various currencies.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of a fund's assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgement against the issuers of such securities.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in value of such securities and the inability of the Portfolio to make intended security purchases due to settlement problems could result in a failure of the Portfolio to make potentially advantageous investments.

    Many European countries are about to adopt a single European currency, the euro (the "Euro Conversion"). The consequence of the Euro Conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Portfolio are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by the Portfolio.

    The foreign securities in which the Portfolio will be investing may be issued by issuers located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

    A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Portfolio will enter into forward contracts under various circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Portfolio is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Portfolio or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Investment Manager believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities holdings (or securities which the Portfolio has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Portfolio may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Portfolio may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    In all of the above circumstances, if the currency in which the Portfolio's securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Portfolio will have realized fewer gains than had it not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager. The Portfolio generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

OPTIONS AND FUTURES TRANSACTIONS. The Portfolio may purchase and sell (write) call and put options on (i) portfolio securities which are denominated in either U.S. dollars or foreign currencies; (ii) stock indexes; and (iii) the U.S. dollar and foreign currencies. Such options are or may in the future be listed on several U.S. and foreign securities exchanges or may be traded in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Portfolio.

    The Portfolio is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received) and to close out long call option positions. The Portfolio may write covered put options, under which the Portfolio incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

    The Portfolio may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Portfolio may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Portfolio may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Portfolio's ability to purchase call and put options other than compliance with the foregoing policies.

    The Portfolio may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Portfolio may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Portfolio may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. The Portfolio may purchase or sell currency futures contracts to hedge against an anticipated rise or decline in the value of the currency in which a portfolio security is denominated vis-a-vis another currency. As a futures contract purchaser, the Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Portfolio also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Portfolio may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Portfolio may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Portfolio would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Portfolio's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of these risks.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements, which may be viewed as a type of secured lending, and which typically involve the acquisition by the Portfolio of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Portfolio follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization. It is the current policy of the Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 15% of the Portfolio's net assets in keeping with its policy on illiquid securities.

PRIVATE PLACEMENTS. The Portfolio may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent a fund from disposing of them promptly at reasonable prices. The Portfolio may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits a fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Portfolio. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Portfolio's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

RIGHTS AND WARRANTS. The Portfolio may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

SECURITIES RECEIPTS. The Portfolio may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

    In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

    For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies of the Portfolios" section of the Statement of Additional Information.

    Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Portfolio or the Fund and, as such, may be changed without shareholder approval.

PORTFOLIO MANAGEMENT

The "Best Ideas" Portfolio is actively managed by the Investment Manager with a view to achieving the Portfolio's investment objective. The assets of the Portfolio are managed within MSDW Advisors' Growth Group, which manages 29 equity funds and fund portfolios with approximately $12.7 billion in assets as of June 30, 1998. Mark Bavoso, Senior Vice President of MSDW Advisors, is the primary portfolio manager of the Portfolio and has been a portfolio manager at MSDW Advisors for over five years.

    Although the Portfolio does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Portfolio's position and contribute to its investment objective.

    Substantially all of the orders for transactions in portfolio securities and commodities listed on exchanges are expected to be placed for the Portfolio with broker-dealers affiliated with the Investment Manager including Morgan Stanley and Dean Witter Reynolds Inc. In addition to Morgan Stanley and Dean Witter Reynolds Inc., the Portfolio may place such orders with a number of brokers and dealers, including other brokers and dealers that are affiliates of the Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Transactions effected through Morgan Stanley and other affiliates are effected pursuant to procedures adopted by the Fund's Board of Trustees that are designed to ensure that the commissions paid to such affiliated brokers or dealers are not more than the commissions expected to be paid to unaffiliated brokers or dealers in a commensurate arms-length transaction. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. It is not anticipated that the portfolio trading will result in the Portfolio's portfolio turnover rate exceeding 100% in any one year. The Portfolio will incur brokerage costs commensurate with its portfolio turnover rate. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Portfolio's trading policy.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies of the Portfolio. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed with respect to the Portfolio, without the vote of a majority of the outstanding voting securities of the Portfolio, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Portfolio.

    The Portfolio may not:

        1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Portfolio may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Portfolio (a "Qualifying Portfolio").

        2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Portfolio may invest all or substantially all of its assets in a Qualifying Portfolio.

        3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

PURCHASE OF PORTFOLIO SHARES
--------------------------------------------------------------------------------

GENERAL

The "Best Ideas" Portfolio offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Portfolio of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of MSDW and other dealers which have entered into agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name "Morgan Stanley Dean Witter" pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The "Best Ideas" Portfolio offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Portfolio. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Portfolio, an investor's existing holdings of Class A shares of the Portfolio and other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") and shares of Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Portfolio and other Morgan Stanley Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Competitive Edge Fund--"Best Ideas" Portfolio, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase, in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Portfolio, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

    Shares of the Portfolio are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Portfolio and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

The "Best Ideas" Portfolio offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Portfolio represents an identical interest in the Portfolio except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees of the Portfolio that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes of the Portfolio and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative-- Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative-- Class D Shares."

SELECTING A PARTICULAR CLASS. In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged, will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                                   CONVERSION
  CLASS          SALES CHARGE         12b-1 FEE      FEATURE
    A      Maximum 5.25% initial        0.25%          No
           sales charge reduced for
           purchases of $25,000 and
           over; shares sold without
           an initial sales charge
           generally subject to a
           1.0% CDSC during first
           year.
    B      Maximum 5.0% CDSC during     1.0%     B shares
           the first year decreasing             convert to A
           to 0 after six years                  shares
                                                 automatically
                                                 after
                                                 approximately
                                                 ten years
    C      1.0% CDSC during first       1.0%           No
           year
    D                None               None           No

    See "Purchase of Portfolio Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE-- CLASS A SHARES

Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares-- CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and
(ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                         SALES CHARGE
                             -------------------------------------
                               PERCENTAGE OF       APPROXIMATE
         AMOUNT OF            PUBLIC OFFERING     PERCENTAGE OF
    SINGLE TRANSACTION             PRICE         AMOUNT INVESTED
---------------------------  -----------------  ------------------
Less than $25,000..........          5.25%               5.54%
$25,000 but less
  than $50,000.............          4.75%               4.99%
$50,000 but less
  than $100,000............          4.00%               4.17%
$100,000 but less
  than $250,000............          3.00%               3.09%
$250,000 but less
  than $1 million..........          2.00%               2.04%
$1 million and over........             0                   0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Portfolio in single transactions with the purchase of Class A shares of other Morgan Stanley Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Portfolio, the Class A shares of the other Morgan Stanley Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Portfolio and other Morgan Stanley Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Portfolio and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Portfolio from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Portfolio or shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Portfolio or shares of other Morgan Stanley Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

    (1) trusts for which MSDW Trust (an affiliate of the Investment Manager) provides discretionary trustee services;

    (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Portfolio shares);

    (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

    (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

    (5) investors who are clients of a Morgan Stanley Dean Witter Financial Advisor who joined Morgan Stanley Dean Witter from another investment firm within six months prior to the date of purchase of Portfolio shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the Financial Advisor's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

    (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Portfolio.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Portfolio's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Portfolio. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Portfolio falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B.

    Except as noted below, Class B shares of the Portfolio which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

          YEAR SINCE PURCHASE             CDSC AS A PERCENTAGE
              PAYMENT MADE                 OF AMOUNT REDEEMED
----------------------------------------  ---------------------
First...................................             5.0%
Second..................................             4.0%
Third...................................             3.0%
Fourth..................................             2.0%
Fifth...................................             2.0%
Sixth...................................             1.0%
Seventh and thereafter..................             None

    In the case of Class B shares of the Portfolio purchased by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

          YEAR SINCE PURCHASE             CDSC AS A PERCENTAGE
              PAYMENT MADE                 OF AMOUNT REDEEMED
----------------------------------------  ---------------------
First...................................             2.0%
Second..................................             2.0%
Third...................................             1.0%
Fourth and thereafter...................             None

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of other open-end investment companies for which MSDW Advisors serves as investment manager (collectively, with the Portfolio, the "Morgan Stanley Dean Witter Funds") sold with a front-end sales charge or of other Morgan Stanley Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, MSDW Services, as self-directed investment alternatives and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

CONVERSION TO CLASS A SHARES. Class B shares of the Portfolio will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares acquired in exchange for shares of another fund originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Morgan Stanley Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE-- CLASS C SHARES

Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative-- Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE-- CLASS D SHARES

Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors: (i) investors participating in the MSDW Advisors mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR;
(v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Portfolio. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Portfolio and other Morgan Stanley Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Portfolio. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Portfolio. In the case of Class A and Class C shares, the Plan provides that the Fund will, on behalf of the Portfolio, reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Portfolio of the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund, on behalf of the Portfolio, will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B. The fee is treated by the Portfolio of the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolio's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal period February 25, 1998 (commencement of operations) through May 31, 1998, Class A, Class B and Class C of the Portfolio accrued payments under the Plan amounting to $71,636, $3,844,341 and $409,527, respectively, which amounts on an annualized basis are equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for such period.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Portfolio may be in excess of the total of
(i) the payments made by the Portfolio pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares of the Portfolio. For example, if $1 million in expenses in distributing Class B shares of the Portfolio had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $79,592,457 at May 31, 1998 which was equal to 4.65% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Portfolio. Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares of the Portfolio, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Portfolio through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors or other Selected Broker-Dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Portfolio is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) by taking the net assets of the Portfolio, dividing by the respective number of shares outstanding and adjusting to the nearest cent. The assets of the Portfolio, belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class of the Portfolio, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Portfolio's net asset value; (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (5) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily. Certain securities in the Portfolio's portfolio may be valued by an outside pricing service approved by the Fund's Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Portfolio (or, if specified by the shareholder in shares of any other open-end Morgan Stanley Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Portfolio. (See "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption.")

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Portfolio having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Portfolio Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about any of the above services.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax advisor.

    For further information regarding plan administration, custodial fees and other details, investors should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

EXCHANGE PRIVILEGE

Shares of each Class may be exchanged for shares of the same Class of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds:
Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and five Morgan Stanley Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Portfolio acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Morgan Stanley Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Portfolio, shares of the Portfolio are redeemed out of the Portfolio at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at the net asset value determined the following business day. Subsequent exchanges between any of the Morgan Stanley Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Portfolio acquired in exchange for Global Short-Term or Class B shares of another Morgan Stanley Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Portfolio will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Portfolio's other shareholders and, at the Investment Manager's discretion, may be limited by the Portfolio's refusal to accept additional purchases and/or exchanges from the investor. Although the Portfolio does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Portfolio and its other shareholders, investors should be aware that the Portfolio and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Portfolio on a prospective basis only, upon notice of the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Portfolio have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Portfolio pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of Shares and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Portfolio for shares of any of the Morgan Stanley Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Portfolio may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience with the Morgan Stanley Dean Witter Funds in the past.

    Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

REDEMPTION. Shares of each Class of the Portfolio of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Portfolio Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Portfolio Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by either the Portfolio or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by the Distributor at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Portfolio pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolio in the same Class from which such shares were redeemed or repurchased at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Portfolio reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Portfolio redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Portfolio declares dividends separately for each Class of shares and intends to distribute substantially all of its net investment income and net realized capital gains, if any, once each year. The Portfolio may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

TAXES. Because the Portfolio intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any Federal income tax on any such income and capital gains. Shareholders will normally have to pay Federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Portfolio. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed for tax purposes to have been received in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders should consult their tax advisors as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time the Portfolio may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Portfolio is based on historical earnings and is not intended to indicate future performance.

    The "average annual total return" of the Portfolio refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Portfolio of $1,000 over periods of one, five and ten years, or the life of the Portfolio, if less than any of the foregoing. Average annual total return reflects all income earned by the Portfolio, any appreciation or depreciation of the Portfolio's assets, all expenses incurred by the applicable Class and all sales charges which will be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Portfolio.

    In addition to the foregoing, the Portfolio may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Portfolio may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Portfolio. The Portfolio from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc. and the S&P 500 Index.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Portfolio are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class of the Portfolio will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C of each Portfolio bear the expenses related to the distribution of their respective shares.

    The Portfolio is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Portfolio does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Portfolio. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Portfolio, requires that Portfolio obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Portfolio's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Portfolio's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

MASTER/FEEDER CONVERSION. The Portfolio reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Portfolio.

SHAREHOLDER INQUIRIES. All inquiries regarding the Portfolio should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE FUND "BEST IDEAS" PORTFOLIO PORTFOLIO OF INVESTMENTS MAY 31, 1998

NUMBER OF
 SHARES                                                                                             VALUE
--------------------------------------------------------------------------------------------------------------
           COMMON AND PREFERRED STOCKS (92.0%)

           AUSTRALIA (2.3%)
           PUBLISHING & TELEVISION
8,483,000  News Corporation Ltd. (Pref.)......................................................  $   45,677,774
                                                                                                --------------

           FINLAND (2.6%)
           PAPER PRODUCTS
1,778,000  UPM-Kymmene Oyj....................................................................      51,517,234
                                                                                                --------------

           FRANCE (10.4%)
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS
 651,000   ST Microelectronics NV*............................................................      50,371,125
                                                                                                --------------
           INSURANCE
 470,408   AXA................................................................................      53,506,347
                                                                                                --------------
           OIL - INTEGRATED
 435,989   Total S.A. (B Shares)..............................................................      54,106,300
                                                                                                --------------
           TIRE & RUBBER GOODS
 839,983   Compagnie Generale des Etablissements Michelin (B Shares)..........................      51,938,619
                                                                                                --------------
           TOTAL FRANCE.......................................................................     209,922,391
                                                                                                --------------
           GERMANY (5.8%)
           AUTOMOTIVE
  54,120   Bayerische Motoren Werke (BMW) AG..................................................      57,110,670
                                                                                                --------------
           MACHINERY - DIVERSIFIED
 148,400   MAN AG.............................................................................      59,010,921
                                                                                                --------------

           TOTAL GERMANY......................................................................     116,121,591
                                                                                                --------------
           HONG KONG (2.6%)
           BANKS - INTERNATIONAL
2,121,200  HSBC Holdings PLC..................................................................      51,464,175
                                                                                                --------------
           JAPAN (2.8%)
           PHOTOGRAPHY/IMAGING
1,680,000  Fuji Photo Film Co.................................................................      56,746,129
                                                                                                --------------
           SINGAPORE (1.7%)
           PAPER PRODUCTS
3,209,000  Asia Pulp & Paper Co., Ltd. (ADR)..................................................      34,897,875
                                                                                                --------------
           SWEDEN (2.7%)
           MACHINERY - DIVERSIFIED
1,766,000  Sandvik AB (B Shares)..............................................................      53,315,415
                                                                                                --------------

NUMBER OF
 SHARES                                                                                             VALUE
--------------------------------------------------------------------------------------------------------------

           SWITZERLAND (5.5%)
           BANKS - INTERNATIONAL
  30,050   UBS................................................................................  $   50,454,821
                                                                                                --------------
           CEMENT
  47,500   Holderbank Financiere Glarus AG (B Shares).........................................      60,664,194
                                                                                                --------------

           TOTAL SWITZERLAND..................................................................     111,119,015
                                                                                                --------------

           UNITED KINGDOM (8.2%)
           CONSUMER PRODUCTS
5,016,000  Unilever PLC.......................................................................      55,017,871
                                                                                                --------------
           ENGINEERING & CONSTRUCTION
2,346,000  Siebe PLC..........................................................................      58,734,104
                                                                                                --------------
           FOODS & BEVERAGE
4,536,000  Diageo PLC.........................................................................      51,232,646
                                                                                                --------------

           TOTAL UNITED KINGDOM...............................................................     164,984,621
                                                                                                --------------

           UNITED STATES (47.4%)
           AIR FREIGHT
 625,300   FDX Corp.*.........................................................................      40,097,362
                                                                                                --------------
           AIRCRAFT & AEROSPACE
 869,400   Boeing Co..........................................................................      41,405,175
                                                                                                --------------
           BANKS - MONEY CENTER
 350,500   Citicorp...........................................................................      52,268,312
                                                                                                --------------
           BEVERAGES
 985,200   Coca-Cola Enterprises, Inc.........................................................      37,006,575
                                                                                                --------------
           CHEMICALS
 606,800   Du Pont (E.I.) de Nemours & Co., Inc...............................................      46,723,600
                                                                                                --------------
           COMMUNICATIONS - EQUIPMENT & SOFTWARE
 540,000   Cisco Systems, Inc.*...............................................................      40,770,000
                                                                                                --------------
           COMPUTER SOFTWARE
 404,100   Microsoft Corp.*...................................................................      34,272,731
                                                                                                --------------
           CONSUMER PRODUCTS
 614,900   Procter & Gamble Co................................................................      51,613,169
                                                                                                --------------
           ELECTRICAL EQUIPMENT
 673,200   Emerson Electric Co................................................................      40,896,900
 457,400   General Electric Co................................................................      38,135,725
                                                                                                --------------
                                                                                                    79,032,625
                                                                                                --------------
           ELECTRONICS - SEMICONDUCTORS/
           COMPONENTS
 635,000   Intel Corp.........................................................................      45,323,125
                                                                                                --------------
           FINANCIAL SERVICES
 500,000   American Express Co................................................................      51,312,500
                                                                                                --------------
           MEDICAL EQUIPMENT
 860,000   Medtronic, Inc.....................................................................      47,837,500
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE FUND "BEST IDEAS" PORTFOLIO PORTFOLIO OF INVESTMENTS MAY 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                             VALUE
--------------------------------------------------------------------------------------------------------------
           MEDICAL SERVICES
 690,000   Quintiles Transnational Corp.*.....................................................  $   33,465,000
                                                                                                --------------
           OIL DRILLING & SERVICES
 875,000   Dresser Industries, Inc............................................................      40,742,187
 562,700   Schlumberger Ltd...................................................................      43,925,769
                                                                                                --------------
                                                                                                    84,667,956
                                                                                                --------------
           OIL - INTERNATIONAL
 643,400   Chevron Corp.......................................................................      51,391,575
                                                                                                --------------
           PHARMACEUTICALS
 590,000   Lilly (Eli) & Co...................................................................      36,248,125
                                                                                                --------------
           PUBLISHING & TELEVISION
 550,600   Time Warner, Inc...................................................................      42,843,562
                                                                                                --------------
           SPECIALTY PACKAGING
 299,600   Sealed Air Corp.*..................................................................      16,028,600
                                                                                                --------------
           TELEPHONE - LONG DISTANCE
 766,400   AT&T Corp..........................................................................      46,654,600
                                                                                                --------------
           TEMPORARY SERVICES
 915,300   Manpower, Inc......................................................................      39,300,694
                                                                                                --------------
           UTILITIES - ELECTRIC
 738,800   AES Corp.*.........................................................................      35,139,175
                                                                                                --------------

           TOTAL UNITED STATES................................................................     953,401,961
                                                                                                --------------

           TOTAL COMMON AND PREFERRED STOCKS
           (IDENTIFIED COST $1,795,675,130)...................................................   1,849,168,181
                                                                                                --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                           VALUE
--------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (a)(8.0%)

           COMMERCIAL PAPER (3.0%)
           HEALTHCARE - DIVERSIFIED
$ 30,000   Becton, Dickinson & Co. 5.53% due 06/03/98.........................................  $   29,990,783
                                                                                                --------------
           TELECOMMUNICATIONS
  30,000   Lucent Technologies Inc. 5.53% due 06/05/98........................................      29,981,567
                                                                                                --------------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $59,972,350).......................................................      59,972,350
                                                                                                --------------

           U.S. GOVERNMENT AGENCIES (5.0%)
 101,500   Federal Home Loan Mortgage Corp. 5.43%-5.55% due 06/01/98-6/10/98 (Amortized Cost
             $101,454,625)....................................................................     101,454,625
                                                                                                --------------

           TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $161,426,975)......................................................     161,426,975
                                                                                                --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $1,957,102,105)(B).....................................................  100.0 %   2,010,595,156

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................    0.0 %         491,622
                                                                                          ------  ---------------

NET ASSETS..............................................................................  100.0 % $ 2,011,086,778
                                                                                          ------  ---------------
                                                                                          ------  ---------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $111,952,732 and the aggregate gross unrealized depreciation is $58,459,681, resulting in net unrealized appreciation of $53,493,051.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MAY 31, 1998:

CONTRACTS TO       IN       DELIVERY    UNREALIZED
  RECEIVE     EXCHANGE FOR    DATE     DEPRECIATION
----------------------------------------------------
HKD 75,040,874 $  9,685,693 06/02/98     ($1,500)
JPY 692,366,007 $  5,016,055 06/03/98   (29,623)
                                      --------------
      Total unrealized
      depreciation..................    (3$1,123)
                                      --------------
                                      --------------

CURRENCY ABBREVIATIONS:

HKD        Hong Kong Dollar
JPY        Japanese Yen

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE FUND "BEST IDEAS" PORTFOLIO SUMMARY OF INVESTMENTS MAY 31, 1998

                                                                                                  PERCENT OF
INDUSTRY                                                                              VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------
Air Freight.....................................................................  $   40,097,362        2.0 %
Aircraft & Aerospace............................................................      41,405,175        2.1
Automotive......................................................................      57,110,670        2.8
Banks - International...........................................................     101,918,996        5.1
Banks - Money Center............................................................      52,268,312        2.6
Beverages.......................................................................      37,006,575        1.8
Cement..........................................................................      60,664,194        3.0
Chemicals.......................................................................      46,723,600        2.3
Commercial Paper................................................................      59,972,350        3.0
Communications - Equipment & Software...........................................      40,770,000        2.0
Computer Software...............................................................      34,272,731        1.7
Consumer Products...............................................................     106,631,040        5.3
Electrical Equipment............................................................      79,032,625        3.9
Electronics - Semiconductors/
  Components....................................................................      95,694,250        4.8
Engineering & Construction......................................................      58,734,104        2.9
Financial Services..............................................................      51,312,500        2.6
Foods & Beverages...............................................................      51,232,646        2.5
Insurance.......................................................................      53,506,347        2.7
Machinery - Diversified.........................................................     112,326,336        5.6
Medical Equipment...............................................................      47,837,500        2.4
Medical Services................................................................      33,465,000        1.7

                                                                                                  PERCENT OF
INDUSTRY                                                                              VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------

Oil - Integrated................................................................  $   54,106,300        2.7 %
Oil - International.............................................................      51,391,575        2.6
Oil Drilling & Services.........................................................      84,667,956        4.2
Paper Products..................................................................      86,415,109        4.3
Pharmaceuticals.................................................................      36,248,125        1.8
Photography/Imaging.............................................................      56,746,129        2.8
Publishing & Television.........................................................      88,521,336        4.4
Specialty Packaging.............................................................      16,028,600        0.8
Telephone - Long Distance.......................................................      46,654,600        2.3
Temporary Services..............................................................      39,300,694        2.0
Tire & Rubber Goods.............................................................      51,938,619        2.6
U.S. Government Agencies........................................................     101,454,625        5.0
Utilities - Electric............................................................      35,139,175        1.7
                                                                                  --------------     -----
                                                                                  $2,010,595,156      100.0 %
                                                                                  --------------     -----
                                                                                  --------------     -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                    VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks...................................................................  $1,803,490,407       89.7 %
Preferred Stock.................................................................      45,677,774        2.3
Short-Term Investments..........................................................     161,426,975        8.0
                                                                                  --------------     -----
                                                                                  $2,010,595,156      100.0 %
                                                                                  --------------     -----
                                                                                  --------------     -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE FUND "BEST IDEAS" PORTFOLIO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 1998

ASSETS:
Investments in securities, at value
  (identified cost $1,957,102,105)..........................................................  $2,010,595,156
Cash........................................................................................         418,848
Receivable for:
    Shares of beneficial interest sold......................................................      15,550,442
    Dividends...............................................................................       1,641,433
    Foreign withholding taxes reclaimed.....................................................       1,180,270
Deferred organizational expenses............................................................         132,684
Prepaid expenses and other assets...........................................................         387,128
                                                                                              --------------
     TOTAL ASSETS...........................................................................   2,029,905,961
                                                                                              --------------
LIABILITIES:
Payable for:
    Investments purchased...................................................................      14,653,649
    Plan of distribution fee................................................................       1,608,320
    Investment management fee...............................................................       1,086,679
    Shares of beneficial interest repurchased...............................................         690,325
Organizational expenses.....................................................................         139,844
Accrued expenses and other payables.........................................................         640,366
                                                                                              --------------
     TOTAL LIABILITIES......................................................................      18,819,183
                                                                                              --------------
     NET ASSETS.............................................................................  $2,011,086,778
                                                                                              --------------
                                                                                              --------------
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................................................  $1,965,163,150
Net unrealized appreciation.................................................................      53,468,579
Undistributed net investment income.........................................................       5,900,361
Net realized loss...........................................................................     (13,445,312)
                                                                                              --------------
     NET ASSETS.............................................................................  $2,011,086,778
                                                                                              --------------
                                                                                              --------------
CLASS A SHARES:
Net Assets..................................................................................    $117,750,034
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...................................      11,355,995
     NET ASSET VALUE PER SHARE..............................................................          $10.37
                                                                                              --------------
                                                                                              --------------
     MAXIMUM OFFERING PRICE
      PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET
        ASSET VALUE)........................................................................          $10.94
                                                                                              --------------
                                                                                              --------------
CLASS B SHARES:
Net Assets..................................................................................  $1,711,433,492
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...................................     165,374,106
     NET ASSET VALUE PER SHARE..............................................................          $10.35
                                                                                              --------------
                                                                                              --------------
CLASS C SHARES:
Net Assets..................................................................................    $176,496,674
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...................................      17,054,669
     NET ASSET VALUE PER SHARE..............................................................          $10.35
                                                                                              --------------
                                                                                              --------------
CLASS D SHARES:
Net Assets..................................................................................      $5,406,578
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...................................         521,064
     NET ASSET VALUE PER SHARE..............................................................          $10.38
                                                                                              --------------
                                                                                              --------------

STATEMENT OF OPERATIONS
FOR THE PERIOD FEBRUARY 25, 1998*
THROUGH MAY 31, 1998

NET INVESTMENT INCOME:

INCOME
Dividends (net of $943,515 foreign withholding tax)............................................  $ 8,858,096
Interest.......................................................................................    3,878,286
                                                                                                 -----------

     TOTAL INCOME..............................................................................   12,736,382
                                                                                                 -----------

EXPENSES
Plan of distribution fee (Class A shares)......................................................       71,636
Plan of distribution fee (Class B shares)......................................................    3,844,341
Plan of distribution fee (Class C shares)......................................................      409,527
Investment management fee......................................................................    2,943,814
Registration fees..............................................................................      610,769
Transfer agent fees and expenses...............................................................      350,654
Custodian fees.................................................................................       50,947
Professional fees..............................................................................       44,736
Trustees' fees and expenses....................................................................        4,032
Organizational expenses........................................................................        7,160
Other..........................................................................................          149
                                                                                                 -----------

     TOTAL EXPENSES............................................................................    8,337,765
                                                                                                 -----------

     NET INVESTMENT INCOME.....................................................................    4,398,617
                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments................................................................................  (13,445,312)
    Foreign exchange transactions..............................................................      276,934
                                                                                                 -----------

     NET LOSS..................................................................................  (13,168,378)
                                                                                                 -----------
Net unrealized appreciation/depreciation on:
    Investments................................................................................   53,493,051
    Translation of forward foreign currency contracts, other assets and liabilities denominated
      in foreign currencies....................................................................      (24,472)
                                                                                                 -----------

     NET APPRECIATION..........................................................................   53,468,579
                                                                                                 -----------

     NET GAIN..................................................................................   40,300,201
                                                                                                 -----------

     NET INCREASE..............................................................................  $44,698,818
                                                                                                 -----------
                                                                                                 -----------

---------------------

 *   Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE FUND "BEST IDEAS" PORTFOLIO FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE PERIOD
                                                                   FEBRUARY 25, 1998*
                                                                         THROUGH
                                                                      MAY 31, 1998
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income......................  $                                                     4,398,617
Net realized loss..........................                                                      (13,168,378)
Net unrealized appreciation................                                                       53,468,579
                                                                                             ---------------

     NET INCREASE..........................                                                       44,698,818
Net increase from transactions in shares of
  beneficial interest......................                                                    1,966,337,960
                                                                                             ---------------

     NET INCREASE..........................                                                    2,011,036,778

NET ASSETS:
Beginning of period........................                                                           50,000
                                                                                             ---------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $5,900,361)..................  $                                                 2,011,086,778
                                                                                             ---------------
                                                                                             ---------------

---------------------

 *   Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE FUND "BEST IDEAS" PORTFOLIO NOTES TO FINANCIAL STATEMENTS MAY 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Competitive Edge Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company, which currently consists of two separate Portfolios. The information contained in this report is for the "Best Ideas" Portfolio (the "Portfolio"). The Portfolio's investment objective is to provide long term capital growth. The Portfolio seeks to achieve its objective by investing at least 80% of its net assets in common stocks of U.S. and non-U.S. companies included on the "Best Ideas" list, a research compilation assembled and maintained by Morgan Stanley Dean Witter Equity Research. The Portfolio was organized as a Massachusetts business trust on October 16, 1997 and had no other operations other than those relating to organizational matters and the issuance of 1,250 shares of beneficial interest by each class for $12,500 of each class to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") to effect the Portfolio's initial capitalization. The Portfolio commenced operations on February 25, 1998.

Effective June 22, 1998, the following entities have changed their name:

OLD NAME                                                                                NEW NAME
--------------------------------------------------------------------------------------  --------------------------------------------
Dean Witter InterCapital Inc.                                                           Morgan Stanley Dean Witter Advisors Inc.
Dean Witter Distributors Inc.                                                           Morgan Stanley Dean Witter Distributors Inc.

The Portfolio offers four classes of shares. Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than

MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE FUND "BEST IDEAS" PORTFOLIO NOTES TO FINANCIAL STATEMENTS MAY 31, 1998, CONTINUED

sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the respective life of the securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liabilities. The Portfolio records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial

MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE FUND "BEST IDEAS" PORTFOLIO NOTES TO FINANCIAL STATEMENTS MAY 31, 1998, CONTINUED

reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager incurred the organizational expenses of the Portfolio in the amount of approximately $140,000 which will be reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Portfolio pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.65% to the net assets of the Portfolio determined as of the close of each business day. Effective May 1, 1998, the Agreement was amended to reduce the annual fee to 0.625% of the portion of daily net assets in excess of $1.5 billion.

Under the terms of the Agreement, in addition to managing the Portfolio's investments, the Investment Manager maintains certain of the Portfolio's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Portfolio who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Portfolio.

3. PLAN OF DISTRIBUTION

Shares of the Portfolio are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Portfolio has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Portfolio will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and
(iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE FUND "BEST IDEAS" PORTFOLIO NOTES TO FINANCIAL STATEMENTS MAY 31, 1998, CONTINUED

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Portfolio that such excess amounts, including carrying charges, totaled $79,592,457 at May 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Portfolio through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended May 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Portfolio that for the period ended May 31, 1998, it received contingent deferred sales charges from certain redemptions of the Portfolio's Class A shares, Class B shares and Class C shares of $1,917, $380,966 and $16,983, respectively and received $2,815,924 in front-end sales charges from sales of the Portfolio's Class A shares. The respective shareholders pay such charges which are not an expense of the Portfolio.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended May 31, 1998 aggregated $2,082,232,391 and $273,111,949, respectively.

For the period ended May 31, 1998, the Fund incurred brokerage commissions of $1,046,737 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the Fund. At May 31, 1998, the Fund's payable for investments purchased included unsettled trades with Morgan Stanley & Co., Inc. of $14,653,649.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Portfolio's transfer agent.

MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE FUND "BEST IDEAS" PORTFOLIO NOTES TO FINANCIAL STATEMENTS MAY 31, 1998, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE PERIOD
                                                                        FEBRUARY 25, 1998*
                                                                             THROUGH
                                                                           MAY 31, 1998
                                                                   ----------------------------
                                                                     SHARES          AMOUNT
                                                                   -----------   --------------
CLASS A
Sold.............................................................   11,592,880   $  116,824,084
Redeemed.........................................................     (238,135)      (2,486,285)
                                                                   -----------   --------------
Net increase -- Class A..........................................   11,354,745      114,337,799
                                                                   -----------   --------------

CLASS B
Sold.............................................................  167,749,918    1,699,075,476
Redeemed.........................................................   (2,377,063)     (24,804,561)
                                                                   -----------   --------------
Net increase -- Class B..........................................  165,372,855    1,674,270,915
                                                                   -----------   --------------

CLASS C
Sold.............................................................   17,653,992      178,479,819
Redeemed.........................................................     (600,572)      (6,271,272)
                                                                   -----------   --------------
Net increase -- Class C..........................................   17,053,420      172,208,547
                                                                   -----------   --------------

CLASS D..........................................................
Sold                                                                   519,814        5,520,699
Net increase in Fund.............................................  194,300,834   $1,966,337,960
                                                                   -----------   --------------
                                                                   -----------   --------------

---------------------

 *   Commencement of operations.

6. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $11,472,000 during fiscal 1998.

As of May 31, 1998, the Portfolio had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences attributable to foreign currency gains and nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $1,224,810, net realized loss was charged $276,934 and undistributed net investment income was credited $1,501,744.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Portfolio may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At May 31, 1998, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

8. FINANCIAL HIGHLIGHTS

See the "Financial Highlights" table on page 5 of this Prospectus.

MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE
FUND "BEST IDEAS" PORTFOLIO
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER COMPETITIVE EDGE FUND -- "BEST IDEAS" PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights (appearing on page 5 of this Prospectus) present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Competitive Edge Fund -- "Best Ideas" Portfolio (the "Portfolio") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period February 25, 1998 (commencement of operations) through May 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
JULY 6, 1998

MORGAN STANLEY DEAN WITTER
COMPETITIVE EDGE FUND
"BEST IDEAS" PORTFOLIO
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Mark Bavoso
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.
Prospectus -- July 30, 1998